UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 5, 2008

ON Semiconductor Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-30419	36-3840979
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

ON Semiconductor Corporation 5005 E. McDowell Road Phoenix, Arizona		85008
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 602-244-6600

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)	Retirement of Named Executive Officer.

On September 5, 2008, William George, Executive Vice President for ON Semiconductor Corporation (“Company”), retired from the Company and its subsidiaries. Mr. George served in various officer-level positions with the Company since August 1999 and was a “Named Executive Officer” in the Company’s most recent annual proxy statement, filed with the Securities and Exchange Commission on April 4, 2008.

Item 8.01. Other Events.

On September 8, 2008, the Company and Catalyst Semiconductor, Inc. (“Catalyst”) issued a joint press release regarding the Company’s proposed acquisition of Catalyst. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

IMPORTANT ADDITIONAL INFORMATION

This communication is being made in respect of the proposed transaction involving the Company and Catalyst. In connection with the proposed transaction, the Company has filed with the SEC a Registration Statement on Form S-4 (File No. 333-153164) containing a proxy statement/prospectus and each of the Company and Catalyst have filed with the SEC other documents regarding the proposed transaction. The definitive proxy statement/ prospectus will be mailed to stockholders of Catalyst on or about September 11, 2008. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain free copies of the registration statement and the proxy statement/prospectus and other documents filed with the SEC by the Company and Catalyst through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders may obtain free copies of the Registration Statement and the proxy statement/prospectus and other documents filed with the SEC from the Company by directing a request to ON Semiconductor Corporation, 5005 East McDowell Road, Phoenix, AZ, 85008, Attention: Investor Relations (telephone: (602) 244-3437) or going to the Company’s corporate website at www.onsemi.com, or from Catalyst by directing a request to Catalyst Semiconductor, Inc., 2975 Stender Way, Santa Clara, CA 95054, Attention: Investor Relations (telephone: (408) 542-1000) or going to Catalyst’s corporate website at www.catsemi.com. Catalyst stockholders needing assistance with voting may also contact Catalyst’s proxy advisor, MacKenzie Partners, Inc., at (212) 929-5500 (Collect) or (800) 322-2885 (Toll-Free).

The Company and Catalyst, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding the Company’s directors and executive officers is contained in its annual proxy statement filed with the SEC on April 4, 2008. Information regarding Catalyst’s directors and executive officers is contained in Catalyst’s Form 10-K/A filed with the SEC on August 14, 2008. Additional information regarding the interests of such potential participants will be included in the proxy statement/prospectus and the other relevant documents filed with the SEC.

Item 9.01. Financial Statements and Exhibit.

(a)	Financial Statements of Businesses Acquired
Not applicable.

(b)	Pro Forma Financial Information

Not applicable.

(c)	Shell Company Transactions
Not applicable.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release issued jointly by ON Semiconductor Corporation and Catalyst Semiconductor, Inc., dated September 8, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 8, 2008	ON SEMICONDUCTOR CORPORATION (Registrant)

	By:	/s/ DONALD A. COLVIN
Donald A. Colvin
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued jointly by ON Semiconductor Corporation and Catalyst Semiconductor, Inc., dated September 8, 2008